THE LAZARD FUNDS, INC.
LAZARD RETIREMENT SERIES, INC.
Supplement to Prospectus

Dated May 1, 2003

Effective April 1, 2004, the distributor for each portfolio of The Lazard Funds, Inc. and Lazard Retirement Series, Inc. is Lazard Asset Management Securities LLC.

March 31, 2004